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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                               SERVOTRONICS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                        [SERVOTRONICS, INC. LETTERHEAD]

          Dr. Nicholas D. Trbovich
Chairman and President of Servotronics, Inc.

                                  June 7, 1999

Dear Fellow Shareholder:

     The Annual Meeting of Shareholders will take place on June 29, 1999 at 2:30 p.m. at Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (off Maple Road), Amherst, New York 14226. You are cordially invited to attend.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon during the meeting. The meeting will also include a report on the state of the Company's business.

     To ensure your representation at the meeting, even if you are unable to attend, please sign the enclosed Proxy Card and return it in the postage paid envelope.

     If you have any questions in regard to completing your proxy, please call our Treasurer, Lee D. Burns, at (716) 655-5990.

     Your continued interest and support is very much appreciated.

                                          Sincerely,
                                      /s/ Dr. Nicholas D. Trbovich
                                          DR. NICHOLAS D. TRBOVICH

                               SERVOTRONICS, INC.
                               1110 Maple Street
                                  P.O. Box 300
                              Elma, New York 14059

                                   NOTICE OF
                       1999 ANNUAL SHAREHOLDERS' MEETING

To the Shareholders:

     Notice is hereby given that the 1999 Annual Meeting of the Shareholders of Servotronics, Inc. (the "Company") will be held at Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (off Maple Road), Amherst, New York 14226, on Tuesday, June 29, 1999 at 2:30 p.m., Buffalo time, for the following purposes:

     1. To elect four directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on May 21, 1999 are entitled to notice of and to vote at the meeting or any adjournments thereof.

                                      /s/ Dr. Nicolas D. Trbovich
                                          DR. NICHOLAS D. TRBOVICH
                                          Chairman of the Board,
                                          President and Chief Executive Officer

Dated: June 7, 1999

SHAREHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                                                    June 7, 1999

                               SERVOTRONICS, INC.
                               1110 Maple Street
                                  P.O. Box 300
                              Elma, New York 14059

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 29, 1999

     The following information is furnished in connection with the Annual Meeting of Shareholders of SERVOTRONICS, INC. (the "Company") to be held on June 29, 1999 at 2:30 p.m., Buffalo time, at Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (off Maple Road), Amherst, New York 14226. A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1998 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and form of proxy may be obtained from the Company's Treasurer, 1110 Maple Street, P.O. Box 300, Elma, New York 14059. This Proxy Statement and proxy card are first being mailed to shareholders on or about June 7, 1999.

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy for the Annual Meeting of Shareholders is being solicited by the directors of the Company. The proxy may be revoked by a shareholder at any time prior to the exercise thereof by filing with the Treasurer of the Company a written revocation or duly executed proxy bearing a later date. The proxy may be revoked by a shareholder attending the meeting, withdrawing such proxy and voting in person. The cost of soliciting the proxies on the enclosed form will be paid by the Company. In addition to the use of mails, proxies may be solicited by employees of the Company (who will receive no additional compensation therefor) by means of personal interview, telephone or telegraph, and it is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals. The Company has retained the services of Beacon Hill Partners, Inc., 90 Broad Street, New York, New York 10004, to assist in the solicitation of proxies and will pay such firm a fee of approximately $3,000 plus expenses.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The record date for determining shares entitled to vote has been fixed at the close of business on May 21, 1999. On such date there were outstanding 2,405,488 shares of common stock of the Company, $.20 par value ("Common Stock"), entitled to one vote each.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table lists the persons that owned beneficially, as of May 21, 1999, more than five percent of the outstanding Common Stock, based on the Company's records. Unless otherwise stated, each person has sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

                                                   AMOUNT AND
       NAME AND ADDRESS OF                    NATURE OF BENEFICIAL            PERCENT OF
         BENEFICIAL OWNER                          OWNERSHIP                   CLASS(1)
       -------------------                    --------------------            ----------
Servotronics, Inc. Employee                         896,743(2)                   37.3%
Stock Ownership Trust
1110 Maple Street
P.O. Box 300
Elma, New York 14059

Dr. Nicholas D. Trbovich                            326,089(3)                   13.4%
1110 Maple Street
P.O. Box 300
Elma, New York 14059

Harvey Houtkin                                      354,500(4)                   14.7%
78 Lafayette Avenue
Suffern, New York 10901

---------------

(1) Percent of class is based upon 2,405,488 shares outstanding as of May 21, 1999 plus, in the case of Dr. Trbovich, the shares subject to his stock option.

(2) The trustees of the Servotronics, Inc. Employee Stock Ownership Trust -- Nicholas D. Trbovich, Jr., Lee D. Burns and Raymond C. Zielinski -- direct the voting of unallocated shares. The participants in the related plan have the right to direct the voting of shares which have been allocated to their respective accounts; if a participant does not direct the vote, the trustees may direct the vote of that participant's shares. As of May 21, 1999 approximately 279,779 shares have been allocated to the accounts of participants and approximately 592,750 shares (24.6% of the shares outstanding) remain unallocated.

(3) This amount includes (i) 39,276 shares held by a charitable foundation for which Dr. Trbovich serves as a trustee; (ii) an option to acquire 37,800 shares; (iii) approximately 35,067 shares allocated to Dr. Trbovich's account under the Servotronics, Inc. Employee Stock Ownership Plan; and (iv) approximately 3,084 shares beneficially owned by certain of Dr. Trbovich's children (as to which Dr. Trbovich disclaims beneficial interest). This amount does not include the shares beneficially owned by certain of Dr. Trbovich's other relatives.

(4) Based on a statement on Schedule 13D, as last amended on April 30,1999, filed by Mr. Houtkin with the Securities and Exchange Commission. According to Mr. Houtkin's statement, he has sole voting and investment power with respect to 354,500 shares and shared voting and investment power with respect to 19,356 shares owned by Wanshef, Inc., which is controlled by Mr. Houtkin.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of May 21, 1999, information as to the beneficial ownership of shares of Common Stock held by each nominee for director and by all directors and officers as a group (each individual listed in the following table has sole voting and investment power with respect to the shares indicated as beneficially owned by that person, except as otherwise indicated):

                 NAME OF                      AMOUNT AND NATURE OF            PERCENT OF
             BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP             CLASS(1)
             ----------------                 --------------------            ----------
Dr. Nicholas D. Trbovich                             326,089(2)                  13.4%

Nicholas D. Trbovich, Jr.                             51,537(3)                   2.1

Donald W. Hedges                                      22,336(4)                   0.9

Dr. William H. Duerig                                 16,193(5)                   0.7

All directors and executive officers as a          1,064,205.739(6)(7)           42.1
group

---------------

(1) Percent of class is based upon 2,405,488 shares outstanding as of May 21, 1999 plus the number of shares subject to stock options held by the indicated person or group.

(2) See note (3) to the table in "Security Ownership of Certain Beneficial Owners."

(3) This amount includes 36,717 shares which Mr. Trbovich has the right to acquire under stock options and approximately 14,820 shares allocated to Mr. Trbovich's account under the Servotronics, Inc. Employee Stock Ownership Plan. Does not include shares held by the Servotronics, Inc. Employee Stock Ownership Trust (the "ESOT") as to which Mr. Trbovich serves as one of three trustees. See note (6) below and the table in "Security Ownership of Certain Beneficial Owners."

(4) This amount includes 12,600 shares which Mr. Hedges has the right to acquire under a stock option. Mr. Hedges has sole voting and investment power with respect to 9,261 shares and shared voting and investment power with respect to 475 shares.

(5) This amount includes 12,600 shares which Dr. Duerig has the right to acquire under a stock option. Dr. Duerig has sole voting power in respect to 3,593 shares.

(6) Includes unallocated shares held by the ESOT over which certain officers, as trustees of the ESOT, may be deemed to have voting power, as well as shares allocated to the accounts of all officers as a group under the related plan. See the table in "Security Ownership of Certain Beneficial Owners" and note
    (2) thereto.

(7) See notes (2) through (5) above.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The By-Laws of the Company provide that there shall be not less than three directors nor more than nine and that the number of directors to be elected at the Annual Meeting of Shareholders shall be fixed by the Board of Directors. The Board of Directors has fixed the number of directors to be elected at the meeting at four. Each person so elected shall serve until the next Annual Meeting of Shareholders and until his successor is elected and shall have qualified.

     The directors recommend a vote FOR the four nominees listed below. Unless instructed otherwise, proxies will be voted FOR these nominees. Each nominee is currently serving as a director of the Company and was elected at the Company's 1998 Annual Meeting of Shareholders.

     The directors believe that all of the nominees are willing and able to serve as directors of the Company. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy. Each nominee, to be elected as a director, must receive the affirmative vote of a plurality of the votes cast at the meeting.

     The table below sets forth certain information regarding the nominees for election to the Company's Board of Directors.

                                                                POSITION WITH THE COMPANY
                                                                 AND PRINCIPAL OCCUPATION
                                                                 AND BUSINESS EXPERIENCE
       NAME                                 AGE                    FOR PAST FIVE YEARS
       ----                                 ---                 -------------------------
Dr. William H. Duerig                       77       Director of the Company since 1990; Physicist
                                                     and Senior Program Manager for Kearfott Guidance
                                                     & Navigation Corporation for more than five
                                                     years prior to retirement in 1993.

Donald W. Hedges                            78       Director of the Company since 1967;
                                                     self-employed attorney since 1988.

Nicholas D. Trbovich, Jr.                   39       Director of the Company since 1990; Vice
                                                     President of the Company since 1990; Director of
                                                     Corporate Development of the Company from 1987
                                                     to 1990.

Dr. Nicholas D. Trbovich                    63       Chairman of the Board of Directors, President
                                                     and Chief Executive Officer of the Company since
                                                     1959.

COMMITTEES AND MEETING DATA

     The Board of Directors has an Audit Committee comprised of Messrs. Duerig and Hedges. The Audit Committee meets with the Company's independent auditors and reviews with them matters relating to corporate financial reporting and accounting procedures and policies, the adequacy of financial, accounting and operating controls, the scope of the audit and the results of the audit. The Audit Committee is also charged with the responsibility of submitting to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting and operation controls and safeguards.

     Other than the functions performed by the Audit Committee, all functions of individual committees are performed by the Board of Directors. During the fiscal year ended December 31, 1998, the Audit Committee met once and the full Board of Directors met on nine occasions. No director attended less than 100% of the meetings held.

EXECUTIVE OFFICERS

     The following is a listing of the Company's executive officers:

                                                                POSITION WITH THE COMPANY
                                                                 AND PRINCIPAL OCCUPATION
                                                                 AND BUSINESS EXPERIENCE
        NAME                                AGE                    FOR PAST FIVE YEARS
        ----                                ---                 -------------------------
Dr. Nicholas D. Trbovich                    63       See table under "Election of Directors."

Nicholas D. Trbovich, Jr.                   39       See table under "Election of Directors."

Raymond C. Zielinski                        54       Vice President since 1990.

Lee D. Burns                                57       Treasurer and Secretary since 1991.

     Nicholas D. Trbovich, Jr. is the son of Dr. Nicholas D. Trbovich. There are no other family relationships between any of the directors or executive officers of the Company.

EXECUTIVE COMPENSATION

     Directors' Fees. Under the Company's standard compensation arrangements with directors who are not employees, they are paid a yearly director's fee of $10,000 plus a per meeting fee of $650 and their actual expenses for attendance at Board Meetings. Directors who are also employees do not receive the director's and/or meeting fees.

     Compensation Table. The following table shows the compensation paid by the Company to each executive officer of the Company whose total salary and bonus from the Company and its subsidiaries exceeded $100,000 during any of the last three fiscal years.

                                           ANNUAL COMPENSATION
                              ----------------------------------------------
       NAME AND                                               OTHER ANNUAL         ALL OTHER
  PRINCIPAL POSITION          YEAR     SALARY      BONUS     COMPENSATION(1)    COMPENSATION(2)
  ------------------          ----    --------    -------    ---------------    ---------------
Dr. Nicholas D. Trbovich      1998    $288,558    $50,000        $17,265            $17,417
  President and CEO           1997     290,529     45,000         28,027             34,380
                              1996     258,872     20,000         26,458             17,612

Raymond C. Zielinski          1998    $ 99,677    $ 6,500        $ 7,846            $10,275
  Vice President              1997      91,962      4,500             --             15,796
                              1996      84,820      7,600          3,427             15,923

---------------

(1) Includes for Dr. Trbovich $16,442, $26,145 and $24,660 in 1998, 1997 and
    1996, respectively, and $7,846 and $3,427 for Mr. Zielinski in 1998 and 1996, respectively, for untaken vacation pursuant to a policy that is generally applicable to all employees of the Company; these amounts reflect accrued vacation earned and expensed by the Company over several years and prior to the year payment was received.

(2) All Other Compensation for 1998 includes (i) an allocation of 1,869.784 shares for Dr. Trbovich and 1,246.40 shares for Mr. Zielinski of Common Stock of the Company under the Servotronics, Inc. Employee Stock Ownership Plan valued as of November 30, 1998 (the date of the allocation) at the closing price on the American Stock Exchange on that date of $7 1/4 per share and (ii) $3,861 for life insurance for Dr. Trbovich and $426 for Mr. Zielinski, but excludes (iii) based on actuarially determined formulas designed to achieve, among other things, benefit parity, $165,000 which the

    Company accrued in 1996 for a pension-related deferred compensation program for the benefit of Dr. Trbovich.

     The "Bonus" column of the compensation table above includes discretionary incentive payments authorized by the Board of Directors and paid in the year indicated in the table. Discretionary payments authorized for 1999 will be included in the compensation table for 1999 to the extent they are paid in that year. The Board of Directors has made no commitment for incentive payments in subsequent years.

     Employment Agreement. Dr. Trbovich has an employment agreement with the Company pursuant to which he is entitled to receive minimum direct compensation of $310,000 per annum or such greater amount as the Company's Board of Directors may determine and lifetime health and life insurance benefits. In the event of Dr. Trbovich's death or total disability during the term of the employment agreement, he or his estate is entitled to receive 50% of the compensation he is receiving from the Company at the time of his death or disability during the remainder of the term of the employment agreement. Also, in the event of (i) a breach of the agreement by the Company, (ii) a change in control of the Company, as defined, or (iii) a change in the responsibilities, positions or geographic office location of Dr. Trbovich, he is entitled to terminate the agreement and receive a payment of 2.99 times his average annual compensation from the Company for the preceding five years. If this provision is invoked by Dr. Trbovich and the Company makes the required payment, the Company will be relieved of any further liability under the agreement notwithstanding the number of years covered by the agreement prior to termination. In the event the agreement is not extended by the Company beyond the scheduled expiration date (September 30, 2004), as such date may be extended, Dr. Trbovich will be entitled to a severance payment equal to nine months' salary and benefits.

FISCAL YEAR-END OPTION VALUES

     The following table summarizes information with respect to unexercised stock options held by Dr. Trbovich and Raymond C. Zielinski at December 31, 1998, all of which are presently exercisable.

                                       NUMBER OF SHARES       VALUE OF UNEXERCISED
                                    UNDERLYING UNEXERCISED    IN-THE-MONEY OPTIONS
NAME                                 OPTIONS AT 12/31/98         AT 12/31/98(1)
----                                ----------------------    --------------------
Dr. Nicholas D. Trbovich                    37,778                  $160,349

Raymond C. Zielinski                         5,724                     6,228

---------------

(1) Determined by subtracting the exercise price (approximately $2.63 per share for Dr. Trbovich and $5.79 per share for Mr. Zielinski) from the closing price for shares of Common Stock reported by the American Stock Exchange on December 31, 1998, which was $6 7/8 per share.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     During 1998, certain of Dr. Trbovich's sons were employed by the Company and received, in the aggregate, $128,409 in compensation from the Company.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP which has served as the Company's independent public accountants since 1976, has been selected by the Board of Directors as the independent public accountants for the Company's current fiscal year. A representative of PricewaterhouseCoopers is expected to be present at the meeting with the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions of shareholders.

                               VOTING INFORMATION

     The presence, in person or by properly executed proxy, of the holders of shares of Common Stock entitled to cast a majority of the votes entitled to be cast by the holders of all outstanding shares of Common Stock is necessary to constitute a quorum. Shares of Common Stock represented by a properly signed, dated and returned proxy will be treated as present at the meeting for the purposes of determining a quorum. Proxies relating to "street name" shares of Common Stock that are voted by brokers will be counted as shares of Common Stock present for purposes of determining the presence of a quorum, but will not be treated as shares of Common Stock having voted at the Meeting as to any proposal as to which the broker does not vote.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals must be received at the Company's offices no later than February 8, 2000, in order to be considered for inclusion in the Company's proxy materials for the 2000 Annual Meeting.

                                 OTHER MATTERS

     So far as the directors are aware, no matters other than the election of directors will be presented to the meeting for action on the part of the shareholders. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote thereon the shares to which the proxy relates in accordance with their best judgment.

                                          By Order of the Directors
                                      /s/ Dr. Nicholas D. Trbovich
                                          DR. NICHOLAS D. TRBOVICH
                                          Chairman of the Board, President
                                          and Chief Executive Officer

Elma, New York

SERVOTRONICS, INC.
1110 Maple Street
P.O. Box 300
Elma, New York 14059

                                                            PROXY
                                                  THIS PROXY IS SOLICITED ON
                                               BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Dr. William H. Duerig, Donald W. Hedges, Nicholas D. Trbovich, Jr. and Dr. Nicholas D. Trbovich, and each or any of them, Proxies for the undersigned, with full power of substitution, to vote all shares of Servotronics, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at 2:30 p.m., Buffalo time, June 29, 1999, at Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (off Maple Road), Amherst, New York 14226, or any adjournments thereof, and directs that the shares represented by this Proxy shall be voted as indicated below:

1. Election of Directors

[ ] FOR all nominees listed below
    (except as otherwise marked to the contrary below)

[ ] WITHHOLD AUTHORITY to vote for all
    nominees listed below

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                 STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

   Dr. William H. Duerig, Donald W. Hedges, Nicholas D. Trbovich, Jr. and
                           Dr. Nicholas D. Trbovich.

                (Continued and to be signed on the reverse side)

                          (Continued from other side)

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. THE BOARD OF DIRECTORS FAVORS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED ABOVE. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THOSE NOMINEES.

    Please date and sign your name exactly as it appears below and return this Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.

                                                   Dated , _________________1999

                                                   -----------------------------
                                                             Signature

                                                   -----------------------------
                                                             Signature

Joint owners should each sign. Executors, administrators, trustees, guardians and corporate officers should indicate their title.

                                   Proxy Card